UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

(Rule 14a-101)
________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Paysign, Inc.
_______________________________________
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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PAYSIGN, INC.

2615 St. Rose Parkway

Henderson, Nevada 89052

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 24, 2023

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Paysign, Inc. The meeting will be held on Friday, May 5, 2023, at 4:00 p.m. (Pacific Daylight Time) at M Resort Spa Casino, at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044, for the following purposes:

1.	To elect the seven nominees named in this proxy statement for director to hold office until the 2024 annual meeting of our stockholders.

2.	To approve our 2023 Equity Incentive Plan.

3.	To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

In addition, the proxy statement contains other important information about Paysign, Inc., including information about the role and responsibilities of our Board of Directors and its committees, information about executive compensation, and information about the beneficial ownership of Paysign, Inc. securities.

Your vote is very important. Whether or not you plan to attend the annual meeting in person, please complete and return the enclosed proxy card.

Sincerely yours,

/s/ Robert Strobo, Esq.
Robert Strobo, Esq.
General Counsel, Chief Legal Officer and Secretary

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote over the internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card, as promptly as possible in order to ensure your representation at the meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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PAYSIGN, INC.

2615 St. Rose Parkway

Henderson, Nevada 89052

PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 5, 2023

This proxy statement contains information about the 2023 annual meeting of stockholders (“2023 Annual Meeting”) of Paysign, Inc. (referred to in this proxy statement as “Paysign,” “the Company,” “we,” “our” or “us”). The meeting will be held on Friday, May 5, 2023, beginning at 4:00 p.m. local time, at M Resort Spa Casino, at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2023 Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

These proxy materials, together with our annual report to stockholders for our 2022 fiscal year, are first being made available to Paysign, Inc. stockholders online on March 24, 2023, at www.iproxydirect.com/PAYS and at www.paysign.com. The Notice of Internet Availability of Proxy Materials is first being mailed to certain stockholders on or about March 31, 2023. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all of the important information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board of Directors is soliciting your proxy to vote at the 2023 Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about March 31, 2023, to all stockholders of record entitled to vote at the 2023 Annual Meeting.

What is the purpose of the annual meeting?

At our 2023 Annual Meeting, stockholders will consider and vote on the following matters:

1.	To elect the seven nominees named in this proxy statement for director to hold office until the 2024 annual meeting of our stockholders.

2.	To approve our 2023 Equity Incentive Plan.

3.	To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

4.	To conduct any other business properly brought before the meeting.

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Who can vote?

You may vote if you were a stockholder of Paysign, Inc. as of the close of business on the record date, which is March 24, 2023. As of the record date, there were 52,464,932 shares of common stock outstanding.

How many votes do I have?

Each share of our common stock that you own on the record date entitles you to one vote on each matter subject to a vote.

Directors and executive officers of Paysign, Inc. own or control the voting of 10,787,276 shares of common stock, representing approximately 20.6% of the total outstanding voting shares at the record date. We expect all of these shares will be voted FOR all of the proposals as described in this proxy statement.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.	You may vote by mail. You may vote by completing and signing the proxy card enclosed with this proxy statement (or by requesting a paper copy of the materials if you only received an electronic version) and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it from the United States. The shares you own will be voted according to your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Your vote will not be counted unless your proxy card is received by us prior to the 2023 Annual Meeting.

2.	You may vote by Internet. You may vote over the Internet as instructed on the proxy card enclosed with this proxy statement and accessing www.iproxydirect.com/PAYS. The shares you own will be voted according to your instructions on the proxy card submitted electronically. If you do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Your vote will not be counted unless you vote electronically prior to the 2023 Annual Meeting.

3.	You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or by completing a ballot. Ballots will be available at the meeting.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

FOR the election of each of the seven nominees to serve as directors on the Board of Directors until our 2024 annual meeting of stockholders.

FOR the approval of our 2023 Equity Incentive Plan.

FOR the ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

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Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions in this proxy statement. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

What if I return a proxy card but do not make specific choices?

Any proxy card returned without directions given will be voted (1) “FOR” the election of directors presented in this proxy statement to the Board of Directors, (2) “FOR” the approval of our 2023 Equity Incentive Plan, (3) “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm to audit the financial statements for our fiscal year ending December 31, 2023, and (4) as to any other business that may come before the 2023 Annual Meeting, in accordance with the judgment of the person or persons named in the proxy.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The proposal to ratify the selection of Moss Adams LLP as our independent auditor for fiscal year 2023 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our 2023 Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our Corporate Secretary, Robert Strobo, Esq., written notice to that effect. He may be contacted at 2615 St. Rose Parkway, Henderson, Nevada 89052; e-mail: rstrobo@paysign.com;

•	voting again prior to the time at which the Internet voting facilities close by following the procedures applicable to that method of voting, as directed on the enclosed proxy card; or

•	voting in person at the meeting.

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How can I access the proxy materials over the internet?

You may view and also download our proxy materials, including our Form 10-K for the year ended December 31, 2022, which is our Annual Report for 2022, and the Notice by accessing www.iproxydirect.com/PAYS and on our website at www.paysign.com.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. We pay all costs to solicit these proxies. Our officers, directors, and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if more than 50% of the outstanding shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 52,464,932 shares of common stock outstanding. Thus, 26,232,467 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item to pass?

Election of Directors. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are seven nominees and seven positions to be filled; this means that the seven individuals receiving the most “for” votes will be elected. Votes to “withhold” and broker non-votes will not be relevant to the outcome.

Approval of 2023 Equity Incentive Plan. The votes cast “for” must exceed the votes cast “against” in order to approve our 2023 Equity Incentive Plan. Abstentions and broker non-votes will not be relevant to the outcome.

Ratification of Independent Registered Public Accounting Firm. The votes cast “for” must exceed the votes cast “against” in order to ratify the selection of Moss Adams LLP, as our independent registered public accounting firm. Abstentions and broker non-votes will not be relevant to the outcome.

If your shares are held in street name and you do not provide voting instructions to your broker, bank, or other nominee, your broker is entitled to vote your shares with respect to the proposal to ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Otherwise, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal. Abstentions and votes “withheld” are counted for the purpose of establishing a quorum.

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What precautions regarding the coronavirus (COVID-19) epidemic are being taken at the Annual Meeting?

For the safety of our shareholders and employees, we continue to monitor developments regarding COVID-19. We will be following official guidance regarding COVID-19 from the State of Nevada and the U.S. Centers for Disease Control and Prevention, and any Company policies or procedures adopted to implement such guidance. While we expect precautionary measures may continue to be relaxed between now and the 2023 Annual Meeting, we intend to take any necessary and appropriate precautions with respect to attendance at, and admission to, the meeting.

Who will count the votes?

We will appoint an Inspector of Elections for the 2023 Annual Meeting who will not be an officer, director, or nominee.

What is “householding”?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another Paysign, Inc. stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and related materials by contacting our Corporate Secretary at Paysign, Inc., 2615 St. Rose Parkway, Henderson, Nevada 89052, Attention: Corporate Secretary; telephone: (702) 453-2221; e-mail: rstrobo@paysign.com.

How and when may I submit a stockholder proposal for next year’s annual meeting?

In order for proposals of stockholders to be considered for inclusion in the Company’s proxy materials related to the 2024 annual meeting, such proposals must, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, be submitted in writing to the Corporate Secretary of Paysign, Inc., at 2615 St. Rose Parkway, Henderson, Nevada 89052, and must be received no later than 6:00 p.m., Pacific Time, on Friday, November 24, 2023, unless we change the date by more than 30 days from May 5, 2024, in which case proposals must be received a reasonable time before the Company begins to print and send proxy materials for that meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Where can I find the voting results?

We will report the voting results on a Current Report on Form 8-K within four (4) business days after the end of our 2023 Annual Meeting of stockholders. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2023 Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors, or “Board,” has nominated seven persons (the “Nominees”) to be elected at the 2023 Annual Meeting to serve until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified. Our Board currently has seven members, and each Nominee already serves on our Board. Each Nominee has agreed to serve on the Board, if elected.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The seven nominees receiving the highest number of affirmative votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Set forth below is information regarding the Nominees, as of March 24, 2023, including their ages, positions with Paysign, recent employment and other directorships, if any.

Nominees

Name	Age	Position	Director Since
Mark R. Newcomer	57	Chief Executive Officer, Chairman, Director	March 2006
Matthew Lanford	56	President, Chief Operating Officer, Director	August 2022
Joan M. Herman	66	Executive Vice President, Director	November 2018
Bruce Mina	76	Independent Director	March 2018
Jeffrey B. Newman	68	Independent Director	December 2022
Dan R. Henry	57	Independent Director	May 2018
Dennis Triplett	76	Independent Director	May 2018

Mark R. Newcomer, Chief Executive Officer, Chairman, and Director. Mr. Newcomer serves as our Chairman and Chief Executive Officer and has served in this capacity and as a director since March 2006. From February 2001 to present, Mr. Newcomer continues to serve as chairman and CEO of 3PEA Technologies, Inc., a payment solutions company he co-founded in 2001. Mr. Newcomer continues to be a driving force in guiding the Company’s growth through technology investments, acquisitions, new product lines, and strategic partnerships. Mr. Newcomer attended Cal-Poly San Luis Obispo where he majored in Bio-Science. We believe Mr. Newcomer is qualified to serve as our Chairman and as a director based on his extensive experience in the payments industry and the perspective and experience he brings to the Board as our founder and Chief Executive Officer, which adds historical knowledge, operational expertise, and continuity to the Board.

Matthew Lanford, President, Chief Operating Officer, and Director. Mr. Lanford has served as our Chief Operating Officer and President since February 2021. Mr. Lanford served as the Company’s Chief Product Officer from 2019 to 2021. Prior to joining Paysign, Inc., Mr. Lanford served as senior vice president and general manager of the financial services division of InComm Payments (“InComm”) from 2016 to 2019, where he was responsible for the company’s consumer-facing Vanilla™ suite of prepaid products. Prior to his tenure at InComm, Mr. Lanford was with Mastercard from 2006 to 2016, where he was a vice president with the global prepaid product and solutions group and the prepaid product lead for Europe, based in London. These companies are not a parent, subsidiary, or affiliate of Paysign. Mr. Lanford had regional responsibility for innovation, product development, go-to-market strategy, and commercialization of the Mastercard prepaid portfolio of products, in addition to senior leadership roles in product management and investor relations. Mr. Lanford was twice awarded the prestigious top spot in Europe’s Prepaid Power 10. Mr. Lanford earned his Bachelor of Science in Computer Science from the University of Arkansas at Little Rock. We believe Mr. Lanford’s extensive experience in the payments industry qualifies him to serve on the Board.

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Joan M. Herman, Executive Vice President, Director. Ms. Herman has served as our Executive Vice President since September 2017 and as a director since November 2018. Ms. Herman’s experience in payments spans more than 30 years, holding various management positions in operations, product development, and sales and marketing on both the issuing and acquiring sides of the card business. Ms. Herman’s previous employers and directorships include Sunrise Bank from June 2012 to August 2017, UMB Bank from 2010 to 2012, Heartland Bank from 2006 to 2010, and Heartland Payment Systems from 1997 to 2006. These companies are not a parent, subsidiary, or affiliate of Paysign. Ms. Herman is a member of the Board of Directors of the National Branded Prepaid Card Association (NBPCA) and serves as its Treasurer. Ms. Herman earned her B.A. and M.A. in business and marketing from Webster University, St. Louis, Missouri. We believe Ms. Herman’s operational and product development experience in the payments industry qualifies her to serve on the Board.

Bruce Mina, Independent Director. Mr. Mina has served as a director since March 2018. Mr. Mina, MS-Taxation, CPA/ABV, CFF, CVA, BVAL is a co-founder and managing member of Mina Llano Higgins Group, LLP (founded 1974). Mr. Mina is a Certified Public Accountant licensed in the State of New York for over 30 years. He is experienced in, and responsible for, litigation support and valuation assignments regarding business valuations, damage studies and appraisal engagements. Mr. Mina has been retained as a Business Appraiser, Expert Witness, Consultant, Forensic Examiner, Auditor, Accountant, and Tax Planner by business owners and corporate officers, attorneys, and municipalities to provide services in business appraisal and enterprise valuation, forensic examination, and litigation support. Mr. Mina has served as Chief Financial Officer (“CFO”) for Coal Brick Oven Pizzeria, Inc., a Nevada corporation (Grimaldi’s Pizzeria chain of restaurants), from 2011 to 2018, and currently serves as CFO for Academy of Aviation in Long Island, New York since 2009. These companies are not a parent, subsidiary, or affiliate of Paysign. Mr. Mina earned his B.A. from Hofstra University and his Master of Science-Taxation from Long Island University. We believe that Mr. Mina’s extensive accounting and valuation experience qualify him to serve on the Board.

Jeffrey B. Newman, Independent Director. Mr. Newman has served as a director since December 2022. From 1997 to 2020, Mr. Newman served as Executive Vice President and General Counsel of Euronet Worldwide, Inc. (“Euronet”), a leading provider of payment solutions, including independent ATM networks, card issuance and acquiring, distribution of digital content over retail POS networks, and international money transfer networks for immigrant remittances and high dollar volume transfers. He was responsible for all legal affairs for Euronet, including the creation and establishment of new and highly innovative payment services in developing countries, in particular the countries of Central Europe as they privatized and transitioned to Western economies. During his time at Euronet, Mr. Newman also conducted major corporate and financing transactions, including Euronet’s initial public offering, approximately 50 acquisitions (ranging up to $1.2 billion) in the United States and overseas, private placements, and other public offerings. Prior to joining Euronet, Mr. Newman was a partner of Arent Fox, a Washington D.C. based law firm, specializing in international M&A. Mr. Newman has worked across the payments landscape, including money transfer, merchant card acquiring and card issuance, ATM and POS networks, and distribution of digital content over networks. His experience also includes participation on and advising boards of private and public companies in multiple countries, including the United States, Europe, and Asia. These companies are not a parent, subsidiary, or affiliate of Paysign. Mr. Newman holds a J.D. from The Ohio State University, a DSU (equivalent to a master’s degree) from the University of Paris II, and a B.A. from Ohio University. He currently serves on the Board of Phan Time, Inc. We believe Mr. Newman’s extensive experience in the payments and legal industries qualifies him to serve on the Board.

Dan R. Henry, Independent Director. Mr. Henry has served as a director since May 2018. Mr. Henry has been a private investor and advisor since 2013 and previously served as Chief Executive Officer of Green Dot Corporation from 2020 to 2022. Prior to that, Mr. Henry served as Chief Executive Officer of NetSpend, a leading provider of prepaid debit cards for personal & commercial use, from 2008 to 2014. Prior to that, he served as president and Chief Operating Officer of Euronet, a global leader in processing secure electronic financial transactions from 1994 to 2006. He was also a co-founder of Euronet and served on its board until January 2008. These companies are not a parent, subsidiary, or affiliate of Paysign. Mr. Henry currently serves on the Board of Directors of Paysign, Inc. and Dama Financial. We believe that Mr. Henry, a seasoned financial services industry entrepreneur who brings valuable senior leadership, experience, and insight to the Board, is qualified to serve on the Board.

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Dennis Triplett, Independent Director. Mr. Triplett has served as a director since May 2018. Mr. Triplett served as Chief Executive Officer (March 2004 to April 2015) and Chairman (April 2015 to March 2017) of Healthcare Services at UMB Bank, N.A. a leading provider of healthcare payment solutions including health savings accounts (HSAs), healthcare spending accounts, and payments technology. Mr. Triplett founded the division that is now the fifth largest HSA custodian in the nation with $2.6 billion in assets and accounts exceeding 1.25 million.  Mr. Triplett developed the Bank’s Medical Savings Account product in the late 1990’s and grew that into a multipurpose card product supporting a variety of spending accounts, including HSAs, FSAs, and HRAs. Mr. Triplett has over 35 years of experience in the banking industry, including serving as the President and Chief Executive Officer of two banks in the Midwest and has extensive credit and debit card experience. These companies are not a parent, subsidiary, or affiliate of Paysign, Inc.  Mr. Triplett is a graduate of several banking schools and holds an MBA degree from the University of Missouri. Mr. Triplett’s industry leadership has included chairing the Employers Council on Flexible Compensation (ECFC) from 2007 to 2014, being a founding Board Member of the American Bankers Association’s HSA Council, and chairing American Health Insurance Plan’s (AHIP) HSA Leadership Council from 2009 to 2013. Civically, Mr. Triplett has served on the Board of the Greater Kansas City Crime Commission since 2011, as Chairperson for Community for Coaches since 2016, and as member of UMB Healthcare Services Strategic Advisory Council since 2016. We believe that Mr. Triplett’s managerial, financial, and payment solutions experience qualify him to serve on the Board.

None of the directors or executive officers share any familial relationship with any other executive officer or key employee.

None of the directors or executive officers has been involved in any legal proceedings as listed in Regulation S-K, Sections 103(c)(2) and 401(f).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

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INFORMATION REGARDING CORPORATE GOVERNANCE

Independence of Board of Directors

Our Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that all of our presently serving directors other than Mr. Newcomer, Mr. Lanford, and Ms. Herman are “independent directors” as defined by the Nasdaq Stock Market. Our Board also determined that Messrs. Newman and Triplett, who comprise our presently serving Nominating and Corporate Governance Committee, both satisfy the independence standards for such committee established by the SEC and the Nasdaq Marketplace Rules. With respect to our presently serving Audit Committee, our Board has determined that Messrs. Mina, Henry, Newman, and Triplett satisfy the independence standards for such committee established by Rule 10A-3 under the Exchange Act, the SEC, and the Nasdaq Marketplace Rules, as applicable. Furthermore, the Nominating and Corporate Governance Committee, with concurrence by the Board, has determined that Mr. Mina is an “audit committee financial expert” within the meaning of SEC rules. With respect to our presently serving Compensation Committee, our Board of directors has determined that Messrs. Henry and Mina each satisfy the independence standards for such committee established by Rule 10C-1 under the Exchange Act, the SEC, and the Nasdaq Marketplace Rules, as applicable.

In making such determinations, our Board considered the relationships that each such non-employee director or director nominee has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of our directors, our Board considered the association each such non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence.

Board Leadership Structure

The Company does not have a policy with respect to whether the positions of Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”) should be held by the same person or two separate individuals and believes that it is in the best interest of the Company to consider that question from time to time in the context of succession planning. At this time, the Board believes that it is in the best interest of the Company and an appropriate leadership structure to have the CEO also serve as Chairman. Combining the CEO and Chairman roles provides an efficient and effective leadership model that promotes unambiguous accountability and alignment on corporate strategy. Mr. Newcomer co-founded the Company and has served as CEO since 2001. The Board believes that Mr. Newcomer’s intimate knowledge of the daily operations of and familiarity with the Company and industry put him in the best position to provide leadership to the Board on setting the agenda, emerging issues facing the Company and the payments industry, and strategic opportunities. Additionally, Mr. Newcomer’s substantial financial stake in the Company creates a strong alignment of interests with the other stockholders. Mr. Newcomer’s combined roles also ensure that a unified message is conveyed to stockholders, employees, and clients.

Role of the Board in Risk Oversight

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing, and overseeing our risk management processes. The Board does not have a standing risk management committee but administers this function directly through the Board as a whole. The whole Board considers strategic risks and opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s structure facilitates the division of risk management oversight responsibilities and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

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Meetings of the Board

During 2022, there were seven meetings of the Board. Each of the directors, excluding Dan Henry, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the year ended December 31, 2022 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). Mr. Henry attended five of the seven meetings, which equates to 71% of the aggregate number of meetings. In addition to participation at Board meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable personal and telephone contact with the chairman and chief executive officer and other executives of the Company regarding matters of interest and concern to us.

We do not have a formal policy requiring members of the Board to attend the annual meeting of stockholders, although all directors are strongly encouraged to attend. All of our board members at the time attended our 2022 annual meeting of stockholders.

Executive Sessions of Non-Management Directors

Pursuant to our corporate governance principles or as required by Nasdaq Stock Market rules, non-management directors of the Board meet from time to time without the presence of management. The Chairman generally chairs these sessions.

Committees of the Board

The Board has established three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. From time to time, the Board may also create other committees for special purposes. The membership during the last fiscal year and the function of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are described below. The Board has determined that all of the members of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent as defined under the rules of the Nasdaq Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. The charters of each committee are available on the Company’s website at www.paysign.com.

The following chart sets forth the directors who currently serve as members of each of the Board committee as of the date of this proxy statement.

Directors	Audit Committee	Compensation Committee	Nominating Committee
Dan R. Henry	X	C
Bruce Mina	C	X
Jeffrey Newman	X		C
Dennis Triplett	X		X

_______________________

“C” Denotes member and chair of committee

“X” Denotes member

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Audit Committee Functions

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(a) of the Exchange Act. The Audit Committee met four times in 2022. The members of the Audit Committee are Bruce Mina (chair), Dennis Triplett, Jeffrey Newman and Dan R. Henry. The Board has determined that each member of the Audit Committee is independent in accordance with SEC rules applicable to audit committee members. The Audit Committee is responsible for oversight of the quality and integrity of the accounting, auditing, and reporting practices of Paysign. More specifically, it assists the Board in fulfilling its oversight responsibilities relating to (i) the quality and integrity of our financial statements, reports, and related information provided to stockholders, regulators, and others, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence, and performance of our independent registered public accounting firm, (iv) the internal control over financial reporting that management and the Board have established, and (v) the audit, accounting, and financial reporting processes generally. The Audit Committee is also responsible for review and approval of related-party transactions. The Board has determined that Mr. Mina is an “audit committee financial expert” as defined by SEC rules. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting, or other advisors as it deems necessary to carry out its duties.

Compensation Committee Functions

The Compensation Committee met six times in 2022. Dan R. Henry (chair) and Bruce Mina are the members of the Compensation Committee. Dennis Triplett served as a member of the Compensation Committee through March 17, 2023, and former director, Quinn Williams, served as a member of the Compensation Committee through December 2022. The Board has determined that each member of the Compensation Committee is independent in accordance with SEC rules applicable to compensation committee members. The Compensation Committee is responsible for reviewing and recommending compensation policies and programs, management and corporate goals, as well as salary and benefit levels for our executive officers and other significant employees. Its responsibilities include supervision and oversight of the administration of our incentive compensation and stock programs. As such, the Committee is responsible for administration of grants and awards to directors, officers, employees, consultants, and advisors under the Paysign 2018 Incentive Compensation Plan and, if approved at the 2023 Annual Meeting, under the 2023 Equity Incentive Plan. The Compensation Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, compensation consultant, or other advisors as it deems necessary to carry out its duties.

Nominating and Corporate Governance Committee Functions

The Nominating and Corporate Governance Committee, or Nominating Committee, met four times in 2022. Dan R. Henry and Jeffrey Newman (chair) are the members of the Nominating Committee. Former director, Quinn Williams, served as chair of the Nominating Committee through December 2022. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board, recommending to the Board candidates for election or re-election as directors, and reviewing our governance policies in light of the corporate governance rules of the SEC. Under its charter, the Nominating Committee is required to establish and recommend criteria for service as a director, including matters relating to professional skills and experience, board composition, potential conflicts of interest, and manner of consideration of individuals proposed by management or stockholders for nomination. The Nominating Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience, and judgment; the highest integrity; loyalty to the interests of Paysign and its stockholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in Board deliberations; and an appreciation of the role of the corporation in society. The Nominating Committee will consider candidates meeting these criteria who are suggested by directors, management, stockholders, and other advisers hired to identify and evaluate qualified candidates. The Nominating Committee also monitors the ethical behavior of our employees, officers, and directors.

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Communication with the Board

The Board and management encourage communication from our stockholders. Stockholders who wish to communicate with our management or directors should direct their communication to the Corporate Secretary of the Company, 2615 St. Rose Parkway, Henderson, Nevada 89052. The Secretary will forward communications intended for the Board to the Chairman of the Board, currently Mr. Newcomer, or, if intended for an individual director, to that director. If multiple communications are received on a similar topic, the Secretary may, in his discretion, forward only representative correspondence. Any communications that are abusive, in bad taste, or present safety or security concerns may be handled differently.

Code of Ethics

We have adopted a Code of Ethics that sets forth various policies and procedures to promote ethical behavior and that applies to all our directors, officers, and employees. The Code of Ethics is publicly available on our website at www.paysign.com. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will be disclosed on our website.

Policies with Respect to Transactions with Related Persons

The Code of Ethics describes our policy on conflicts of interest. All transactions between us and our officers, directors, principal stockholders, and their affiliates are subject to approval by the Board according to the terms of our written Code of Ethics.

The executive officers and the Board are also required to complete a questionnaire on an annual basis that requires them to disclose any related person transactions and potential conflicts of interest. The responses to these questionnaires are reviewed by outside corporate counsel, and, if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the Chairperson of the Audit Committee for review. If necessary, the Audit Committee will determine whether the relationship is material and will have any effect on the director’s independence. After making such determination, the Audit Committee will report its recommendation on whether the transaction should be approved or ratified by the entire Board.

Certain Relationships and Related Transactions

In 2022, we did not participate in any transactions in which any of the Company directors, executive officers, any beneficial owner of more than 5% of our common stock, nor any of their immediate family members, had a direct or indirect material interest.

Our Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, conduct an appropriate review of, and be responsible for the oversight of, all related party transactions on an ongoing basis. There were no related party material transactions during the fiscal year ended December 31, 2022. A former member of the Board of Directors Quinn Williams, who served as a director until December 2022, is a shareholder in a law firm that the Company paid approximately $126,628 and $479,684 during the years ended December 31, 2022 and 2021, respectively.

Director Nomination Process

The Nominating Committee, is responsible for, among other things, selection of candidates for the annual slate of directors.

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When identifying and evaluating candidates, the Nominating Committee first determines whether there are any evolving needs of the Board that require an expert in a particular field. The Nominating Committee may retain a third-party search firm to assist it in locating qualified candidates that meet the needs of the Board at that time. The search firm would provide information on a number of candidates, which the Nominating Committee discusses. The Nominating Committee chair and some or all of the members of the Nominating Committee, and the Chief Executive Officer, will interview potential candidates that the Nominating Committee deems appropriate. If the Nominating Committee determines that a potential candidate meets the needs of the Board, has the qualifications, and meets the independence standards required by Nasdaq rules, it will recommend the nomination of the candidate to the Board. It is the Nominating Committee’s policy to consider director candidates recommended by stockholders, if such recommendations are properly submitted to the Company. Stockholders wishing to recommend persons for consideration by the Nominating Committee as nominees for election to the Board can do so by writing to the Corporate Secretary of Paysign, Inc., at 2615 St. Rose Parkway, Henderson, Nevada 89052. Recommendations must include the proposed nominee’s name, biographical data and qualifications, as well as a written statement from the proposed nominee consenting to be named and, if nominated and elected, to serve as a director. Recommendations must also follow the Company’s procedures for nomination of directors by stockholders (see the information under the subheadings “Nominating and Corporate Governance Committee” and “Criteria and Diversity”). The Nominating Committee will consider the candidate and the candidate’s qualifications in the same manner in which it evaluates nominees identified by the Nominating Committee. The Nominating Committee may contact the stockholder making the nomination to discuss the qualifications of the candidate and the stockholder’s reasons for making the nomination. The Nominating Committee may then interview the candidate if it deems the candidate to be appropriate. The Nominating Committee may use the services of a third-party search firm to provide additional information about the candidate prior to making a recommendation to the Board.

The Nominating Committee’s nomination process is designed to ensure that the Nominating Committee fulfills its responsibility to recommend candidates who are properly qualified to serve the Company for the benefit of all of its stockholders, consistent with the standards established by the Nominating Committee under our corporate governance principles. The Nominating Committee did not receive any director nominee recommendations from stockholders for the 2023 Annual Meeting.

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee will apply the criteria set forth in governance guidelines. These criteria include the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, and the ability to act in the interests of all stockholders. Our guidelines specify that the value of diversity on the Board should be considered by the Nominating Committee in the director identification and nomination process. The Nominating Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation, and backgrounds. The Nominating Committee does not assign specific weights to particular criteria, and no particular criteria is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis proscribed by law.

Our Board believes that the mix of directors should provide a range of expertise and perspectives, and our Nominating Committee considers candidate diversity, including diversity with respect to race, gender, ethnicity and similar characteristics, when recommending directors for approval to the full Board and for stockholder approval. Our Board is committed to actively seeking highly qualified women and individuals from underrepresented groups. Our Nominating Committee and any search firm that it engages are directed to include women and candidates from underrepresented groups in each search pool from which the Nominating Committee selects director candidates. Currently, of our seven directors, one self-identifies as a woman and one self-identifies as LGBTQ+.

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In accordance with Nasdaq’s new Board Diversity Rules (Rule 5605(f) and Rule 5606), the following Board Diversity Matrix presents our Board diversity statistics. The minimum diversity objective for small reporting companies listed on the Nasdaq Capital Market on or after August 6, 2021, is two diverse directors by August 6, 2026, including one who self-identifies as female, and one who self-identifies as either female, an underrepresented minority, or LGBTQ+. “Underrepresented Minority” means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities. “Two or More Races or Ethnicities” means a person who identifies with more than one of the following categories: White (not of Hispanic or Latinx origin), Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander. Our Board currently includes one female director, and one director that self-identifies as LGBTQ+.

Board Diversity Matrix (As of March 24, 2023)

Total Number of Directors	7
	Female	Male
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
White	1	6
LGBTQ+	1

Report of the Audit Committee

The Audit Committee is responsible for providing independent, objective oversight of Paysign’s accounting functions and internal control over financial reporting. The Audit Committee has reviewed and discussed audited financial statements for Paysign with management. The Audit Committee also has discussed with Moss Adams LLP (“Moss Adams”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, which includes, among other items, matters related to the conduct of the annual audit of the Company’s financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter from Moss Adams, as required by applicable requirements of the PCAOB, regarding the communications by Moss Adams with the Audit Committee concerning independence, and has discussed with Moss Adams its independence from Paysign.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements of Paysign for the 2022 fiscal year be included in the Annual Report filed on Form 10-K for the year ended December 31, 2022.

By the Audit Committee of the Board of Directors of Paysign, Inc.

Bruce Mina, Chair

Dan R. Henry

Jeffrey Newman

Dennis Triplett

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Director Compensation

The following table details the total compensation earned by our non-employee directors during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Total Compensation ($) (1)
Dan R. Henry	21,000	–	–	–	21,000
Bruce Mina	21,000	–	–	–	21,000
Dennis Triplett	21,000	–	–	–	21,000
Quinn Williams (2)	21,000	–	–	–	21,000
Dan Spence(3)	5,250	–	–	–	5,250

_______________________

(1)	Excludes business travel expense reimbursements.
(2)	Mr. Williams left the Board effective December 2022.
(3)	Mr. Spence left the Board effective August 8, 2022.

We also reimburse our directors for reasonable travel and other related expenses. Independent Board members are paid an annual fee of $21,000 per year.

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PROPOSAL NO. 2
APPROVAL OF 2023 EQUITY INCENTIVE PLAN

On March 22, 2023, the Board adopted the Paysign, Inc. 2023 Equity Incentive Plan, which we refer to as the “2023 Plan,” and recommended that it be submitted to our stockholders for their approval at the 2023 Annual Meeting.

Purpose

The purpose of the 2023 Plan is to assist us and our subsidiaries in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to our company or our subsidiaries, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The effective date of the 2023 Plan is March 22, 2023. As of the date of this proxy statement, no Awards have been granted under the 2023 Plan.

Stockholder approval of the 2023 Plan is required (i) for purposes of complying with the stockholder approval requirements for listing our Shares on the Nasdaq Stock Market, (ii) to comply with the incentive stock option rules under Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” as described below, and (iii) for the 2023 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Exchange Act.

New Plan Benefits Table

A new plan benefits table for the 2023 Plan and the benefits or amounts that would have been received by or allocated to certain participants for the last completed fiscal year under the 2023 Plan if the 2023 Plan was then in effect, as described in the federal proxy rules, is not provided because all awards made under the 2023 Plan will be made at the Board’s or Committee’s discretion, as applicable. Therefore, the benefits and amounts that would be received or allocated under the 2023 Plan are not determinable at this time. However, please refer to the Summary Compensation Table, which includes certain information regarding awards granted to our NEOs during the fiscal year ended December 31, 2022. Equity grants to our non-employee directors are described under “Director Compensation.”

The 2023 Plan

The following is a summary of certain principal features of the 2023 Plan. This summary is qualified in its entirety by reference to the complete text of the 2023 Plan. Stockholders are urged to read the actual text of the 2023 Plan in its entirety which is set forth as Annex A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2023 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery under the 2023 Plan (“Awards”) at any time during the term of the 2023 Plan will be 5,000,000 Shares.

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If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance, or cash settlement, again be available for delivery with respect to Awards under the 2023 Plan. However, Shares withheld to pay the exercise price and/or applicable tax withholdings with respect to an Award, will not again be available for new grants.

Substitute Awards will not reduce the Shares authorized for delivery under the 2023 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by us or any subsidiary or with which we or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2023 Plan and will not reduce the Shares authorized for delivery under the 2023 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of our company or our subsidiaries prior to such acquisition or combination.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2023 Plan as a result of the exercise of incentive stock options is 5,000,000 Shares, subject to certain adjustments.

The Committee (as defined below) is authorized to adjust the limitations on the number of Shares available for issuance under the 2023 Plan (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2023 Plan.

The 2023 Plan will serve as the successor to the 3Pea International, Inc. 2018 Incentive Compensation Plan (the “Prior Plan”). Outstanding awards granted under the Prior Plan will continue to be governed by the terms of the Prior Plan but no awards may be made under the Prior Plan after the effective date of the 2023 Plan.

Eligibility

The persons eligible to receive Awards under the 2023 Plan are the officers, directors, employees, and consultants who provide services to us or any subsidiary. The foregoing notwithstanding, only employees of our company, or any parent corporation or subsidiary corporation of our company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of our company or a subsidiary for purposes of eligibility for participation in the 2023 Plan. As of March 22, 2023, approximately seven directors (including new nominees to the Board), 109 employees (three of whom are directors), and 2 consultants were eligible to participate in the 2023 Plan.

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Administration

The 2023 Plan is to be administered by the Compensation Committee of the Board, which we refer to herein as the “Committee.” Subject to the terms of the 2023 Plan, the Committee is authorized to select eligible persons to receive Awards; grant Awards; determine the type, number, and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2023 Plan; construe and interpret the 2023 Plan and Award agreements; correct defects; supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2023 Plan. Decisions of the Committee shall be final, conclusive, and binding on all persons or entities, including our company, any subsidiary, or any participant or beneficiary, or any transferee under the 2023 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of our company or any parent company (“10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2023 Plan, the term “fair market value” means the fair market value of Shares, Awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding 10 years, and no ISO granted to a 10% owner may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2023 Plan to be paid in cash, Shares, other Awards, or other property.

We may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights,” under the 2023 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

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Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of our company (including voting and dividend rights, subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such dividend is payable), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

Subject to the terms of the 2023 Plan, and applicable law, the Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards, or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, shall be deemed to have been reinvested in additional Shares, Awards, or otherwise, or shall be settled upon vesting of such dividend equivalent as specified by the Committee; provided, that in no event shall (i) such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award, and (ii) a participant be entitled to receive Dividend Equivalents in respect of Restricted Stock Units unless specifically provided for in an Award Agreement. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

Subject to the terms of the 2023 Plan, applicable law, and any applicable listing market, the Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of company obligations to pay cash under the 2023 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property, including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares, or other property, or any combination thereof, as determined by the Committee.

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Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards, or other property in the discretion of the Committee. Subject to the limitations under Section 409A of the Code, the Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2023 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2023 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2023 Plan from or through any participant will be subject to all terms and conditions of the 2023 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2023 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2023 Plan, awards under other company plans, or other rights to payment from us, and may grant Awards in addition to and in tandem with such other Awards, rights, or other awards.

Acceleration of Vesting; Change in Control

In the event of a “change in control” of our company, as defined in the 2023 Plan, (i) any vesting, restrictions, deferral of settlement, and/or forfeiture conditions applicable to an Award will not lapse, and any performance goals and conditions applicable to an Award will not be deemed to have been met, as of the time of the change in control, unless either (i) we are the surviving entity in the change in control and the Award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or (ii) the successor company does not assume or substitute for the applicable Award, as determined in accordance with the 2023 Plan. Notwithstanding anything to the contrary in the 2023 Plan, if either (x) we are the surviving entity in the change in control and the Award does not continue to be outstanding immediately after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or (y) the successor company or its parent company does not assume or substitute for the applicable Award, as determined in accordance with the 2023 Plan, the applicable Award agreement may provide that any vesting, restrictions, deferral of settlement, and forfeiture conditions applicable to an Award will lapse, and any performance goals and conditions applicable to an Award will be deemed to have been met, as of the time of the change in control. If the Award continues to be outstanding immediately after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with the 2023 Plan, the applicable Award Agreement will provide that with respect to each Award held by such participant at the time of the change in control, in the event a participant’s continuous service is terminated without “cause,” as defined in the 2023 Plan, by us or any related entity or by such successor company or by the participant for “good reason,” as defined in the 2023 Plan, within 24 months following such change in control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such Award will lapse, and any performance goals and conditions applicable to each such Award will be deemed to have been met, as of the date on which the participant’s continuous service is terminated.

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Subject to any limitations contained in the 2023 Plan relating to the vesting of Awards in the event of any merger, consolidation, or other reorganization in which our company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by our company, if our company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2023 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2023 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting our company, any subsidiary or any business unit, or the financial statements of our company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or (iii) in view of the Committee's assessment of the business strategy of our company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Clawback of Benefits

The Committee may (i) cause the cancellation or forfeiture of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2023 Plan or otherwise in accordance with any of our company policies that currently exist or that may from time to time be adopted in the future by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended and along with any rules and regulations promulgated thereunder, and/or applicable stock exchange requirements, which we refer to each as a “clawback policy.” By accepting an Award, a participant is also agreeing to be bound by any clawback policy adopted by us (including any clawback policy amendment to comply with applicable laws or stock exchange requirements).

If the Participant violates a non-competition, non-solicitation, or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of our company, as determined by the Committee, then, (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to us, on demand, all or any portion of the gain realized upon the exercise of any stock option or stock appreciation right and the value realized on the vesting or payment of any other Award.

Amendment and Termination

The Board may amend, alter, suspend, discontinue, or terminate the 2023 Plan or the Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2023 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2023 Plan; provided that, except as otherwise permitted by the 2023 Plan or Award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2023 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2023 Plan, (ii) termination of the 2023 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2023 Plan. Awards outstanding upon expiration of the 2023 Plan will remain in effect until they have been exercised or terminated or have expired.

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Federal Income Tax Consequences of Awards

The 2023 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2023 Plan. On exercise of a nonqualified stock option granted under the 2023 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfies our reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

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An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, we generally are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2023 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2023 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for us, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

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Stock Appreciation Rights

We may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2023 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no Federal income tax deduction allowed to us upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, we generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code

The 2023 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2023 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign, and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2022, about the securities issued, or authorized for future issuance, under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	–	–	–
2018 Incentive Compensation Plan (1)	3,952,500	$2.57	389,053
Equity compensation plans not approved by security holders
2018 Option issued to Director (2)	1,350,000	$1.34	–
2018 Restricted Stock Grants to Directors (3)	–	$1.37	–
2018 Restricted Stock Grants to Officers and Employees (4)	40,000	$2.83	–
Total	5,342,500	$2.26	389,053

_______________________

(1)	In July 2018, the Board approved the Company’s 2018 Incentive Compensation Plan, and reserved 5,000,000 shares for issuance under the plan. As of December 31, 2022, 1,204,000 options had been issued under the plan, of which 514,300 had been forfeited. As of December 31, 2022, 4,542,247 restricted shares were granted under the 2018 Incentive Compensation Plan, of which 621,000 had been forfeited.
(2)	In May 2018, we issued Dan Henry, one of our directors, an option to purchase 1,500,000 shares of common stock for $1.34 per share, which was the market price of the common stock on the date of the option. The option vests annually over a four-year period from the date of the option.
(3)	In March, April, and May 2018, we granted Bruce Mina, Quinn Williams, and Dennis Triplett, each of whom is a director or former director, 200,000 shares of restricted stock each. The shares vest annually over a four-year period from the date of the grant. The weighted average value of the stock grant was $1.37 per share, based on the market price of our common stock on the date of each grant. As of December 31, 2022, 600,000 of the shares had been issued.
(4)	At various times in 2018, we granted an aggregate of 2,340,000 shares of restricted common stock to seven employees. 2,040,000 of the shares vest annually over a five-year period from the date of the grant, and the remaining 300,000 shares vested annually over a three-year period from the date of the grant. The weighted average value of the stock grants was $1.84 per share, based on the market price of our common stock on the date of each grant. 830,000 of the shares have been cancelled as of December 31, 2022.

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Moss Adams LLP (“Moss Adams”) as our independent auditors for the fiscal year ending December 31, 2023, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the 2023 Annual Meeting. We expect that a representative from Moss Adams will be present at the 2023 Annual Meeting, and accordingly, the representative will be given the opportunity to make a statement and respond to any questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Moss Adams as our independent registered public accounting firm. However, the Board is submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the 2023 Annual Meeting will be required to ratify the appointment of Moss Adams.

BDO USA, LLP (“BDO”) was our independent registered public accounting firm until May 12, 2022. The Audit Committee subsequently approved the appointment of Moss Adams.

On April 6, 2022, the Audit Committee of our Board of Directors received a letter from BDO stating that BDO would resign as our independent registered public accounting firm, effective upon the filing of our Form 10-Q for the fiscal quarter ended March 31, 2022. BDO’s reports on our financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through May 12, 2022, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

Principal Accountant Fees and Services

The following table presents fees for professional audit services and other services rendered to the Company by Moss Adams and BDO for the fiscal years ended December 31, 2022 and 2021. BDO resigned as our independent registered public accounting firm effective upon the filing of our 10-Q for the fiscal quarter ended March 31, 2022. On June 11, 2022, Moss Adams was appointed as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

	Fiscal Year	Fiscal Year	Fiscal Year
	2022 (Moss Adams)	2022 (BDO)	2021 (BDO)
Audit Fees (1)	$97,500	$104,900	$274,480
Audit-Related Fees (2)	–	–	–
Tax Fees (3)	–	–	–
All Other Fees (4)	–	–	–
Total Fees	$97,500	$104,900	$274,480

_________

(1)	Audit Fees. Audit services and related expenses include work performed for the audit of our financial statements and the review of financial statements included in our quarterly reports, as well as work that is normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.
(2)	Audit-Related Fees. Audit-Related Fees are for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not covered above under “audit services.”
(3)	Tax Fees. Tax fees include all services performed by the independent registered public accounting firm’s tax personnel for tax compliance, tax advice, and tax planning.
(4)	All Other Fees. All other fees are those services and/or travel expenses not described in the other categories.

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The Audit Committee has reviewed the fees billed by Moss Adams and BDO during the year ended December 31, 2022 and, after consideration, has determined that the receipt of these fees by Moss Adams and BDO is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with Moss Adams and BDO and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC, including those designed to implement the Sarbanes-Oxley Act of 2002, as well as by the PCAOB.

Pre-Approval Policy and Procedures

Our Audit Committee has adopted policies and procedures which set forth the manner in which the Audit Committee will review and approve all services to be provided by the independent auditor before the auditor is retained to provide such services. The policy requires Audit Committee pre-approval of the terms and fees of the annual audit services engagement, as well as any changes in terms and fees resulting from changes in audit scope or other items. The Audit Committee also pre-approves, on an annual basis, other audit services, and audit-related and tax services set forth in the policy, subject to estimated fee levels, on a project basis and aggregate annual basis, which have been pre-approved by the Audit Committee.

All other services performed by the auditor that are not prohibited non-audit services under SEC or other regulatory authority rules must be separately pre-approved by the Audit Committee. Amounts in excess of pre-approved limits for audit services, audit-related services, and tax services require separate pre-approval of the Audit Committee.

Our Chief Financial Officer reports quarterly to the Audit Committee on the status of pre-approved services, including projected fees. All of the services reflected in the above table were approved by the Audit Committee in fiscal 2021 and fiscal 2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

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EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information regarding our executive officers as of March 24, 2023.

Name	Age	Title
Mark R. Newcomer	57	Chief Executive Officer
Robert P. Strobo	44	General Counsel, Chief Legal Officer, and Secretary
Jeffery B. Baker	52	Chief Financial Officer and Treasurer
Matthew Lanford	56	Chief Operating Officer and President

The biographies of Messrs. Newcomer and Lanford are included above under the section titled “Proposal No. 1 – Election of Directors.”

Jeffery B. Baker, Chief Financial Officer and Treasurer. Mr. Baker has served as our Chief Financial Officer and Treasurer since February 2021. Prior to joining Paysign, Mr. Baker served as an executive vice president of mergers and acquisitions at InComm Payments from 2011 to 2021 and chief development and strategy officer at Global Payments Inc. from 2003 to 2011. During his career, Mr. Baker has also held various senior equity analyst positions at firms covering financial technologies and services, business-to-business (B2B), and personal computer and enterprise storage industries, at U.S. Bancorp Piper Jaffray, W.R. Hambrecht & Co., SunTrust Equitable Securities, and Principal Financial Securities. Mr. Baker also serves as a Georgia regional director of Birmingham, Alabama-based ServisFirst Bank. Mr. Baker is a graduate of Texas Christian University in Ft. Worth, Texas, where he graduated cum laude with a Bachelor of Business Administration in Finance.

Robert P. Strobo, Esq., General Counsel, Chief Legal Officer, and Secretary. Mr. Strobo has served as our General Counsel, Chief Legal Officer, and Secretary since October 2018.  Prior to joining Paysign, from 2005 to 2018, Mr. Strobo served as Deputy General Counsel and Vice President for Republic Bank & Trust Company, a state-charted financial institution based in Louisville, Kentucky. Mr. Strobo specializes in prepaid card issuance and non-traditional banking, which includes small-dollar consumer lending, commercial lending, payments, and tax-related financial products.  In addition, Mr. Strobo served as Chairman of the Board of Directors for Commonwealth Theatre Center, a non-profit youth conservatory and outreach program serving all of Kentucky and southern Indiana. Mr. Strobo received his Bachelor of Arts in Psychology and Philosophy from the University of Kentucky and his Juris Doctor from DePaul University College of Law in Chicago, Illinois.

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EXECUTIVE COMPENSATION

Our named executive officers, or NEOs, consisting of our principal executive officer during the last completed fiscal year and our two most highly compensated executive officers as of December 31, 2022, were as follows:

•	Mark R. Newcomer, Chief Executive Officer;
•	Jeffery B. Baker, Chief Financial Officer; and
•	Robert P. Strobo, Chief Legal Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary $	Bonus $(1)	Stock Awards $ (2)(3)(4)	All Other Compensation $ (5)	Total $
Mark R. Newcomer, CEO	2022	$950,000	$204,149	$1,357,500	$6,588	$2,518,237
	2021	$950,000	$1,741	$–	$11,600	$963,341
Jeffery B. Baker, CFO	2022	$375,000	$180,956	$579,200	$3,462	$1,138,618
	2021	$310,096	$161,849	$1,428,000	$11,600	$1,911,545
Robert P. Strobo, CLO	2022	$375,000	$180,979	$579,200	$5,023	$1,140,202
	2021	$370,384	$1,376	$–	$11,600	$383,360

_____________________

(1)	Bonuses paid in 2022 were discretionary bonuses determined by the Board and not based on the fulfillment of any formula, criteria, or fulfillment of any performance target, goal, or condition. Bonus paid to Mr. Baker in 2021 was in accordance with his employment agreement.
(2)	In July 2022, we granted Mark R. Newcomer 750,000 shares of restricted common stock, which had a total value of $1,357,500, based upon a value of $1.81 per share. The stock grant vests in equal amounts over a five-year period on the anniversary of the date of the grant to the extent the officer is still employed by us at the time. There were no shares vested and issued as of December 31, 2022 related to the July 2022 grant.
(3)	In July 2022, we granted Robert P. Strobo 320,000 shares of restricted common stock with a value of $579,200, which vest annually in equal amounts over a five-year period on the anniversary date of the grant if Mr. Strobo is still employed by us at that time. There were no shares vested and issued as of December 31, 2022 related to the July 2022 grant.
(4)	In February 2021, we granted Jeffery B. Baker 300,000 shares of restricted common stock with a value of $1,428,000, which vest annually in equal amounts over a five-year period on the anniversary of the date of the grant if Mr. Baker is still employed by us at that time. In July 2022, we granted Mr. Baker 320,000 shares of restricted common stock with a value of $579,200, which vest annually in equal amounts over a five-year period on the anniversary of the date of the grant if Mr. Baker is still employed by us at that time. As of December 31, 2022, 60,000 shares had vested and been issued.
(5)	All Other Compensation is comprised of 401(k)-employer matching and profit-sharing plan contributions for Mark R. Newcomer, Jeffery B. Baker, and Robert P. Strobo.

The Company did not grant any stock appreciation rights to our named executive officers in the last fiscal year. The Company did not reprice any options or stock appreciation rights during the last fiscal year. The Company did not waive or modify any specified performance target, goal, or condition to payout with respect to any amount included in any incentive plan compensation included in the summary compensation table.

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Narrative to Summary Compensation Table

The Board is responsible for creating and reviewing the compensation of our executive officers, as well as overseeing our compensation and benefit plans and policies and administering our equity incentive plans. The following describes our 2022 executive compensation program and explains our compensation philosophy, policies, and practices, focusing primarily on the compensation of our named executive officers, or NEOs. It is intended to be read in conjunction with the tables that follow, which provide detailed historical compensation information for our NEOs.

Compensation Philosophy

The Company believes in providing a competitive total compensation package to its executives through a combination of base salary, benefits, annual performance bonuses, and long-term equity awards. The executive compensation program is designed to achieve the following objectives:

•	provide competitive compensation that will help attract, retain, and reward qualified executives;
•	align executives’ interests with our success by making a portion of the executive’s compensation dependent upon corporate performance; and
•	align executives’ interests with the interests of stockholders by including long-term equity incentives.

The Board believes that our executive compensation program should include annual and long-term components, including cash and equity-based compensation, and should reward consistent performance that meets or exceeds expectations. The Board evaluates both performance and compensation to make sure that the compensation provided to executives remains competitive relative to compensation paid by companies of similar size and stage of development operating in the payment processing industry and taking into account our relative performance and strategic objectives.

The Board has not used compensation consultants in the past but reserves the right to do so in the future.

Employment Contracts of Named Executive Officers

There are no agreements or understandings between the Company and any NEO that guarantees continued employment or any level of compensation, including incentive or bonus payments, to the NEO. The Company is an at-will employer.

Potential Payments Upon Termination or Change-in-Control

We do not have any agreements with our NEOs that contain provisions requiring that we make payments to the named executive officer at, following, or in connection with the resignation, retirement, or other termination of the named executive officer, or a change in control of us, or a change in the named executive officer's responsibilities following a change in control.

Employee Benefit Plans

The Company sponsors a 401(k)-retirement plan in which NEO’s participate on the same basis as other employees. Effective January 2017, our Board approved a matching contribution of 100% of employee contributions up to 3% of the employee’s earnings, and a matching contribution of 50% of the next 2% of the employee’s earnings. During the year ended December 31, 2022 and 2021, the Company made matching contributions to this plan of approximately $165,953 and $205,146, respectively.

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Pension Benefits

None of our NEOs are covered by a pension plan or similar benefit plan that provides for payment or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our NEOs are covered by a deferred contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Option Exercises in 2022

There were no stock option exercises by NEOs during the 2022 fiscal year.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022

The following table sets forth information regarding all outstanding equity awards held by NEOs at December 31, 2022. Outstanding restricted stock grants have been approved by the Company’s Board.

	Stock Awards
Name	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested (1) ($)
Mark R. Newcomer (2)	750,000	1,935,000	–	–
Jeffery B. Baker (3)	560,000	1,444,800	–	–
Robert P. Strobo (4)	360,000	928,800	25,000	–

_______________________

(1)	The value of the unearned awards is based upon the closing price of our common stock on December 31, 2022, which was $2.58 per share.
(2)	The restricted stock grant consisted of 750,000 shares granted in July 2022, which vest an annual basis over five years to the extent the executive is still employed by us at the end of each anniversary date, of which no shares were vested as of December 31, 2022.
(3)	The restricted stock grant consisted of 300,000 shares granted in February 2021, and 320,000 shares granted in July 2022, which vest on an annual basis over five years to the extent the executive is still employed by us at the end of each anniversary date, of which 60,000 shares have vested as of December 31, 2022.
(4)	The restricted stock grant consisted of 200,000 shares granted in October 2018, and 320,000 shares granted in July 2022, which vest on an annual basis over five years to the extent the executive is still employed by us at the end of each anniversary date, of which 160,000 shares have vested as of December 31, 2022. In March 2020, 50,000 stock option awards were issued which vest on an annual basis over four years, of which 25,000 have vested as of December 31, 2022.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 17, 2023, certain information concerning the beneficial ownership of the Company’s common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of each class, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group.

The number of shares beneficially owned by each five percent (5%) stockholder, director, or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within sixty (60) days after March 17, 2023 through the exercise of any stock option, warrant, or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
	Mark R. Newcomer (2) (3) (4)	9,441,202	18.0%
	Daniel H. Spence (2) (3)	9,390,000	17.9%
	Jeffery B. Baker (2) (3)	91,461	*
	Joan M. Herman (2) (3)	776,418	1.5%
	Robert P. Strobo (2) (3)	151,349	*
	Matthew Lanford (2) (3)	56,346	*
	Dan R. Henry (2) (3)	1,350,000	2.6%
	Bruce Mina (2) (3)	205,500	*
	Jeffrey B. Newman (2) (3)	-	*
	Dennis Triplett (2) (3)	200,000	*
	All Officers and Directors as a Group(3) (9 people)	12,272,276	23.4%

________________________

*	Less than 1% of the outstanding shares of Common Stock.
(1)	Based upon 52,464,932 shares of Common Stock issued and outstanding as of March 17, 2023.
(2)	The address for the shareholder is 2615 St. Rose Parkway, Henderson, NV 89052.
(3)	Includes the following number of shares of our common stock either (a) issuable upon exercise of stock options granted to our named executive officers and directors that are exercisable within 60 days after March 17, 2023, or (b) issuable pursuant to stock grants to our named executive officers and directors that vest within 60 days after March 17, 2023:

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Directors and Executive Officers	Options Exercisable/Shares Issuable within 60 days
Mark R. Newcomer	60,000
Jeffery B. Baker	–
Joan M. Herman	18,750
Robert P. Strobo	37,500
Matthew Lanford	18,750
Dan R. Henry	1,350,000
Bruce Mina	–
Jeffrey B. Newman	–
Dennis Triplett	–
All executive officers and directors as a group	1,485,000

(4)	Includes 60,000 options in the name of Erin Newcomer.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officers, and persons who own more than 10% of a registered class of our securities to file with the SEC initial reports of ownership and reports of changes in ownership. Directors, executive officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the year ended December 31, 2022, and written representations that no other reports were required, we believe that each person who at any time during such year was a director, executive officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during the year ended December 31, 2022.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transaction Policies and Procedures

All transactions between us and our officers, directors, principal stockholders, and their affiliates are subject to approval by the Board according to the terms of our written Code of Ethics.

Certain Related-Person Transactions

None.

VOTING PROCEDURES

Election of Directors. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are seven nominees and seven positions to be filled; this means that the seven individuals receiving the most “for” votes will be elected. Votes to “withhold” and broker non-votes will not be relevant to the outcome.

Approval of 2023 Equity Incentive Plan. The votes cast “for” must exceed the votes cast “against” in order to approve our 2023 Equity Incentive Plan. Abstentions and broker non-votes will not be relevant to the outcome.

Ratification of Independent Registered Public Accounting Firm. The votes cast “for” must exceed the votes cast “against” in order to ratify the selection of Moss Adams LLP, as our independent registered public accounting firm. Abstentions and broker non-votes will not be relevant to the outcome.

We will appoint an Inspector of Elections for the 2023 Annual Meeting who will not be an officer, director, or nominee. If your shares are held in street name and you do not provide voting instructions to your broker, bank, or other nominee, your broker is entitled to vote your shares with respect to the proposal to ratify the selection of Moss Adams LLP as our independent auditor for the fiscal year 2022. Otherwise, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal. Abstentions and votes “withheld” are counted for the purpose of establishing a quorum.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other 2023 Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other 2023 Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Paysign stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Paysign. Direct your written request to our Corporate Secretary, Robert Strobo, Esq., at Paysign, Inc., 2615 St. Rose Parkway, Henderson, Nevada 89052; e-mail: rstrobo@paysign.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the 2023 Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

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ANNEX A

2023 EQUITY INCENTIVE PLAN

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PAYSIGN, INC.

2023 EQUITY INCENTIVE PLAN

1.             Purpose. The purpose of this 2023 EQUITY INCENTIVE PLAN (as amended from time to time, the “Plan”) is to assist Paysign, Inc., a Nevada corporation, and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2.             Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)            “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b)            “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)             “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 8(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d)            “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)             “Board” means the Company’s Board of Directors.

(f)            “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, “Cause” shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)            “Change in Control” means a Change in Control as defined in Section 7(b) hereof.

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(h)            “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)             “Committee” means a committee of the Board designated and empowered by the Board to administer the Plan; provided, however, that if the Board fails to designate and empower such a committee or if there are no longer any members on the committee so designated and empowered by the Board, or for any other reason (or no reason) determined by the Board (which determination may be evidenced by the taking of any action to administer the Plan by the Board), then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two (2) directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) Independent, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j)             “Company” means Paysign, Inc., a Nevada corporation, and any successor thereto.

(k)            “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such Person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such Person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such Person would not preclude the Company from offering or selling securities to such Person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(l)             “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities or any successor entities in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m)           “Director” means a member of the Board or the board of directors of any Related Entity.

(n)            “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o)            “Dividend Equivalent” means a right, granted to a Participant under Section 5(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p)            “Effective Date” means the effective date of the Plan, which shall be March 17, 2023.

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(q)            “Eligible Person” means each officer, Director, Employee, Consultant and other Person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r)             “Employee” means any individual, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such individual becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)             “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, in a manner intended to satisfy the principles of Section 409A of the Code or Section 422 of the Code, to the extent applicable, subject to the following:

(i)             If, on such date, the Shares are listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or such other national or regional securities exchange or market system constituting the primary market for the Share, as reported on the website Nasdaq.com (if applicable), by Bloomberg LP or such other source as the Committee deems reliable. If the relevant date does not fall on a day on which the Share has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)            If, on such date, the Share are not listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(u)           “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; or (iii) a material breach by the Company or any Related Entity of any employment, consulting or other agreement under which the Participant provides services to the Company or any Related Entity. For purposes of this Plan, upon termination of a Participant’s Continuous Service, Good Reason shall not be deemed to exist unless the Participant’s termination of Continuous Service for Good Reason occurs within one hundred eighty (180) days following the initial existence of one of the conditions specified in clauses (i) through (iii) above, the Participant provides the Company or the Related Entity for which the Participant provides services with written notice of the existence of such condition within ninety (90) days after the initial existence of the condition, and the Company fails to remedy the condition within thirty (30) days after its receipt of notice.

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(v)           “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w)           “Independent”, when referring to either the members of the Board or the members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x)            “Incumbent Board” means the Incumbent Board as defined in Section 7(b)(ii) hereof.

(y)           “Listing Market” means the national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(z)            “Option” means a right granted to a Participant under Section 5(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa)          “Optionee” means a person to whom an Option is granted under the Plan or any person who succeeds to the rights of such person under the Plan.

(bb)         “Other Stock-Based Awards” means Awards granted to a Participant under Section 5(i) hereof.

(cc)          “Parent” means any corporation or other entity (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations or other entities ending with the Company, if each of the corporations or other entities in the chain (other than the Company) owns stock or other form of equity possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations or other entities in the chain.

(dd)         “Participant” means a Person who has been granted an Award under the Plan which remains outstanding, including a Person who is no longer an Eligible Person.

(ee)          “Performance Award” means any Award granted pursuant to Section 5(h) hereof.

(ff)           “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg)         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(hh)         “Prior Plan” means the 3Pea International, Inc. 2018 Incentive Compensation Plan.

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(ii)            “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly, and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(jj)            “Restricted Stock” means any Share issued with such risks of forfeiture and other lawful restrictions as the Committee, in its sole discretion, may impose in the Award Agreement (including any restriction on the right to vote such Share and restrictions on the right to receive dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk)          “Restricted Stock Award” means an Award granted to a Participant under Section 5(d) hereof.

(ll)           “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(mm)        “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 5(e) hereof.

(nn)        “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other lawful restrictions, if any, as the Committee may impose.

(oo)         “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp)         “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(qq)         “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 8(c) hereof.

(rr)           “Stock Appreciation Right” means a right granted to a Participant under Section 5(c) hereof.

(ss)          “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(tt)           “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

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3.              Administration.

(a)             Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all Persons, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 8(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b)            Manner of Exercise of Committee Authority. The Committee, and, notwithstanding anything contained in the Plan to the contrary, not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to applicable law, the Committee may delegate to a subcommittee of the Committee, or officers or managers of the Company or any Related Entity, or a committee of the governing body of any Related Entity, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c)            Limitation of Liability. The Committee and the Board, and each member thereof, shall, in the performance of their, his or her duties under the Plan, including, without limitation, in the administration of the Plan, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or by any other Person as to matters the Committee or the Board or such member thereof, as applicable, reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. To the fullest extent permitted by applicable law, members of the Committee and members of the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall be fully indemnified and protected by the Company with respect to any such action or determination.

4.              Shares Subject to Plan.

(a)             Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 8(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 5,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)            Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

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(c)             Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)             If any Shares subject to an Award, or after the Effective Date are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

(ii)            The full number of Shares subject to an Option granted under the Plan shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of the Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation). Upon exercise of Stock Appreciation Rights granted under the Plan that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(iii)          Shares withheld from an Award granted under the Plan to satisfy tax withholding requirements shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added back to the Plan’s Share pool.

(iv)          Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s stockholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v)           Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi)           Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 8(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of Incentive Stock Options shall be 5,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth (10th) anniversary of the date on which the Board adopts the Plan.

(d)            No Further Awards Under Prior Plan. In light of the adoption of the Plan, no further awards shall be made under the Prior Plan after the Effective Date.

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5.              Specific Terms of Awards.

(a)            General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan or applicable law, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy applicable law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award. Notwithstanding any contrary provision in this Plan or in any Award Agreement, except as required under applicable law, in no event shall any Award permit the payment of any dividends or Dividend Equivalents with respect to a Share underlying such Award prior to the vesting of such underlying Award (or Shares underlying such Award, if applicable), and then only to the extent in a manner that does not violate the requirements of Section 409A of the Code or other applicable law.

(b)            Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)             Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 8(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii)           Time and Method of Exercise. The Committee shall determine and shall state in a resolution adopted by the Committee providing for the creation and issuance of such Option, the terms upon which, including the time or times, at or within which, and the consideration (including a formula by which such consideration may be determined) for which Shares may be acquired from the Company upon the exercise of any Option, which consideration, to the fullest extent permitted by applicable law, may be cash, shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, and which shall be set forth or incorporated by reference in the Award Agreement evidencing such Option to which the relevant Participant is a party. The Committee shall also determine the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants, subject to the requirements of applicable law.

(iii)           Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

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(iv)           Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)           the Option shall not be exercisable for more than ten (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant;

(B)           the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C)           if Shares acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the date the Incentive Stock Option is granted or one (1) year following the issuance of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c)            Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)             Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one (1) Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 8(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

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(ii)            Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)           Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)            Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)            Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other lawful restrictions, if any, as the Committee may impose, or as otherwise provided in the Plan, during the Restriction Period. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or, subject to applicable law, thereafter. Except to the extent restricted as permitted by applicable law under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any lawful requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 8(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement evidencing such Restricted Stock Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan.

(ii)           Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall, to the fullest extent permitted by applicable law, be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)           Certificates for Stock. Subject to applicable law, Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

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(iv)           Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee shall require that any cash dividends paid on a Share of Restricted Stock be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code or other applicable law. In addition, the Committee shall require that Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions on transfer and a risk of forfeiture and any other lawful restrictions to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)            Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)            Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such lawful restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or, subject to applicable law, thereafter. Prior to satisfaction of a Restricted Stock Unit Award satisfied by the delivery of Shares, such Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary. The terms of any Restricted Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement evidencing such Restricted Stock Unit Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan.

(ii)            Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall, to the fullest extent permitted by applicable law, be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)          Dividend Equivalents. No Participant shall be entitled to receive Dividend Equivalents in respect of Restricted Stock Units unless specifically provided for in an Award Agreement. As a condition to the grant of a Restricted Stock Unit that permits the payment of Dividend Equivalents, the Committee shall require that any cash dividends paid on a Share attributable to such Restricted Stock Unit be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code or other applicable law. In addition, the Committee shall require that Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such Shares or other property have been distributed.

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(f)             Bonus Stock and Awards in Lieu of Obligations. Subject to the term is of the Plan, applicable law and any Listing Market he Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other lawful terms as shall be determined by the Committee.

(g)            Dividend Equivalents. Subject to the requirements of applicable law and the terms of this Plan, the Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Subject to the requirements of applicable law and the terms of this Plan, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such lawful restrictions on transferability and risks of forfeiture, as the Committee may specify; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions on transfer and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h)            Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on lawful terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 7 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i)             Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Subject to any limitations imposed by applicable law, other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 5(h) hereof and subject to the requirements of applicable law, the Committee shall determine the terms and conditions of such Awards. Subject to any limitations imposed by applicable law, Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(i) shall be purchased for such consideration paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine. The terms of any other Award denominated or payable, or otherwise based on, or related to, Shares shall be set forth in a written Award Agreement evidencing such Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan.

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6.              Certain Provisions Applicable to Awards.

(a)            Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code or other applicable law.

(b)           Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten (10) years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of any then in-the-money Option or Stock Appreciation Right may be extended by the Committee for a period of up to thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

(c)            Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 6(e) of the Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 6(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

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(d)            Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall, to the fullest extent permitted by applicable law, be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

(e)            Code Section 409A.

(i)             The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)            If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)           Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)           The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)           Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)           In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six (6) months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)           Notwithstanding the foregoing, or any provision of the Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to the Plan are exempt from, or satisfy the requirements of, Section 409A of the Code, and neither the Company, its Subsidiaries or Related Entities shall have any liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of the Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

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7.              Change in Control.

(a)            Effect of “Change in Control.” Upon the occurrence of a “Change in Control,” as defined in Section 7(b) hereof, any vesting, restrictions, deferral of settlement and/or forfeiture conditions applicable to an Award shall not lapse, and any performance goals and conditions applicable to an Award shall not be deemed to have been met, as of the time of the Change in Control, unless either (i) the Company is the surviving entity in the Change in Control and the Award does not continue to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or (ii) the successor company does not assume or substitute for the applicable Award, as determined in accordance with Section 8(c)(ii) hereof. Notwithstanding anything to the contrary herein, if either (x) the Company is the surviving entity in the Change in Control and the Award does not continue to be outstanding immediately after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or (y) the successor company or its parent company does not assume or substitute for the applicable Award, as determined in accordance with Section 8(c)(ii) hereof, the applicable Award Agreement may provide that any vesting, restrictions, deferral of settlement, and forfeiture conditions applicable to an Award shall lapse, and any performance goals and conditions applicable to an Award shall be deemed to have been met, as of the time of the Change in Control. If the Award continues to be outstanding immediately after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 8(c)(ii) hereof, the applicable Award Agreement shall provide that with respect to each Award held by such Participant at the time of the Change in Control, in the event a Participant’s Continuous Service is terminated without Cause by the Company or any Related Entity or by such successor company or by the Participant for Good Reason within 24 months following such Change in Control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such Award shall lapse, and any performance goals and conditions applicable to each such Award shall be deemed to have been met, as of the date on which the Participant’s Continuous Service is terminated.

(b)            Definition of “Change in Control”. Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)             The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 7(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

(ii)            During any period of twelve (12) consecutive months (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

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(iii)           Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any one or more Subsidiaries whose combined revenues for the prior fiscal year represented more than 50% of the consolidated revenues of the Company and its Subsidiaries for the prior fiscal year (the “Major Subsidiaries”), or (B) a sale or other disposition of all or substantially all of the assets of the Company or the Major Subsidiaries, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a “Business Combination”), unless, following such Business Combination, (1) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have a board of directors), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Combination as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)           Approval by the stockholders of the Company of the dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsections (i), (ii), (iii) or (iv) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

8.              General Provisions.

(a)           Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)            Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan that is not a Share, and without the prior written consent of the Company, no Share, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any lawful terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a Permitted Assignee (as defined below) that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a “Permitted Assignee” shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the natural persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the natural persons referred to in clauses (i) and (ii) are the only partners, members or stockholders, or (iv) a foundation in which any Person designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional lawful terms and conditions deemed necessary or appropriate by the Committee.

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(c)            Adjustments.

(i)              Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, and subject to and in compliance with applicable law, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 3 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

(ii)            Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 7 of the Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) a period of time to exercise an Award prior to the occurrence of such event, or (E) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction, it being understood that, in such event, any Option or Stock Appreciation Right having a per share exercise or grant price equal to, or in excess of, the Fair Market Value of a share of common stock subject thereto may be canceled and terminated without any payment or consideration therefor). For the purposes of the Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if immediately following the effectiveness of the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the effectiveness of the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held immediately prior to the effectiveness of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 8(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

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(iii)           Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards subject to satisfaction of performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d)            Award Agreements. Subject to the requirements of applicable law, each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan and applicable law.

(e)            Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to such Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to such Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to such Award).

(f)             Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of the Company’s stockholders or the Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the Company’s stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

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(g)            Clawback Policy.

(i)            The Committee may, to the fullest extent permitted by applicable law, (A) cause the cancellation or forfeiture of any Award, (B) require reimbursement of any Award or related cash payment by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted in the future by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and/or applicable stock exchange requirements (each, a “Clawback Policy”).  By accepting an Award, a Participant is also agreeing to be bound by any Clawback Policy (including any Clawback Policy amendment as necessary to comply with applicable laws or stock exchange requirements).

(ii)            If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then, to the fullest extent permitted by applicable law, (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h)            Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. in Las Vegas, Nevada. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury to the fullest extent permitted by applicable law.

(i)                  Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award or Award Agreement shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity, (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock ledger of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock ledger of the Company in accordance with the terms of an Award and applicable law. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in the Plan or the Award Agreement.

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(j)                  Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(k)                Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(l)                  Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or otherwise required by applicable law, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine to arrange for the disposition of fractions of a Share by those entitled thereto or pay in cash the fair value of fractions of a Share as of the time when those entitled to receive such fractions are determined.

(m)               Governing Law. Except as otherwise provided in any Award Agreement or required by the laws of the State of Nevada, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.

(n)                Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(o)                Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within twelve (12) months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of the Plan by the Board, or (c) the tenth (10th) anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

(p)       Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(q)       Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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PAYSIGN, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 5, 2023 AT 4:00 PM LOCAL TIME CONTROL ID: REQUEST ID: The undersigned appoints Mark Newcomer, Robert Strobo and Jeffery Baker and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Paysign, Inc. held of record by the undersigned at the close of business on March 24, 2023 at the 2023 Annual Meeting of stockholders to be held at M Resort Spa Casino, located at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044 on May 5, 2023 at 4:00 p.m. (local time) or at any adjournment thereof. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. Complete the reverse portion of this Proxy Card and Fax to 202 - 521 - 3464. FAX: INTERNET: ht t p s: / / www.i p roxydi rec t . c om/ P AYS PHONE: 1 - 866 - 752 - VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF PAYSIGN, INC. PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 FOR ALL WITHHOLD ALL FOR ALL EXCEPT Election of Directors : Mark R . Newcomer Matthew Lanford Joan M. Herman Dan R. Henry Bruce Mina Jeffrey B. Newman Dennis Triplett CONTROL ID: REQUEST ID: Proposal 2 FOR AGAINST ABSTAIN A proposal to approve the 2023 Equity Incentive Plan. The Board of Directors recommends a vote FOR this proposal. ; Proposal 3 FOR AGAINST ABSTAIN A proposal to ratify the appointment of MOSS ADAMS LLP as the independent registered public accounting firm to audit the financial statements for the 2023 fiscal year. The Board of Directors recommends a vote “FOR” this proposal. MARK HERE IF YOU PLAN TO ATTEND THE MEETING: MARK HERE FOR ADDRESS CHANGE New Address (if applicable): THIS PROXY WILL BE VOTED AS DIRECTED . IF NO DIRECTION IS INDICATED FOR THE PROPOSALS, EACH PROPOSAL WILL BE VOTED FOR THE PROPOSAL . IMPORTANT : Please sign exactly as your name or names appear on this Proxy . When shares are held jointly, each holder should sign . When signing as executor, administrator, attorney, trustee or guardian, please give full title as such . If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such . If signer is a partnership, please sign in partnership name by authorized person . Dated: , 2023 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)